EXHIBIT 99.2



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                        MORTGAGE LOAN PURCHASE AGREEMENT


         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of October 30, 1996, between ContiTrade Services, L.L.C. as seller (the "Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a Division of McGraw-Hill Companies, Inc. and/or Moody's Investor's Services, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of November 1, 1996 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer"), and State Street Bank and Trust Company as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement.

         The Purchaser intends to sell the Certificates to Goldman, Sachs & Co. ("Goldman") and Morgan Stanley & Co. Incorporated ("Morgan", and together with Goldman, the "Underwriters") pursuant to, in the case of the Registered Certificates, an underwriting agreement dated the date hereof (the "Underwriting Agreement") and, in the case of the remaining Certificates (the "Non-Registered Certificates"), a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1.        AGREEMENT TO PURCHASE.

         The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on November 7, 1996 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on November 1, 1996 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $243,270,074, subject to a variance of plus or minus 5.0%. The purchase price for the Mortgage Loans shall be determined and paid to the



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Seller in accordance with the terms of an allocation agreement dated the date hereof (the "Allocation Agreement"), to which the Seller and Purchaser, among others, are parties.

         SECTION 2.        CONVEYANCE OF MORTGAGE LOANS.

         (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

         (b) In connection with the Seller's assignment pursuant to subsection
(a) above, the Seller hereby acknowledges that it is obligated to deliver to and deposit with, or cause to be delivered to and deposited with, and further represents and warrants that it has so delivered to and deposited with, or caused to be delivered to and deposited with, State Street Bank and Trust Company (the "Interim Custodian") the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii),
(xi)(A) and (xii) of Exhibit B, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Interim Custodian, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no

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less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Interim Custodian a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon notification from the Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses in accordance with the Allocation Agreement) has been received by the Seller, the Interim Custodian shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Interim Custodian's possession relating to the Mortgage Loans.

         (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

         (d) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (e) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

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         SECTION 3.        EXAMINATION OF MORTGAGE LOAN FILES AND DUE DILIGENCE
                           REVIEW.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

         SECTION 4.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                           SELLER.

         (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C, with such changes or modifications as may be permitted or required by the Rating Agencies.

         (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                  (i) The Seller is a limited liability company, duly authorized, validly existing and in good standing under the laws of the State of Delaware, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will

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         not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

                  (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, ContiFinancial Services Corporation, ING Baring (U.S.) Corporation, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

                  (viii) Neither the Seller nor anyone acting on its behalf has
         (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or any substantial number thereof.

                  (ix) Insofar as it relates to the Mortgage Loans, the information set forth on pages A-9 through A-45, inclusive, of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the

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         Prospectus Supplement and the Memorandum (also as defined in Section 9)
         under the headings "Summary of the Prospectus Supplement--The Mortgage Asset Pool", "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Asset Pool", set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 5.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                           PURCHASER.

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                  (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.


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                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, ContiFinancial Services Corporation, ING Baring (U.S.) Corporation and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

         SECTION 6.        REPURCHASES.

         (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, which Defect or breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

         If the Seller is notified of a defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.


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         (b) Notwithstanding Section 6(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

         (c) In connection with any repurchase of a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

         (d) This Section 6 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, or in connection with the circumstance described in Section 6(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

         SECTION 7.        CLOSING.

         The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                           (i) All of the representations and warranties of the
                  Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

                           (ii) All documents specified in Section 8 of this
                  Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                           (iii) The Seller shall have delivered and released to
                  the Interim Custodian, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2 hereof;

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                           (iv) The result of any examination of the Mortgage
                  Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its sole determination;

                           (v) All other terms and conditions of this Agreement
                  required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                           (vi) The Seller shall have paid or agreed to pay all
                  fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

                           (vii) Neither the Underwriting Agreement nor the
                  Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8.        CLOSING DOCUMENTS.

         The Closing Documents shall consist of the following:

         (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

         (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

         (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of Delaware, dated not earlier than 30 days prior to the Closing Date;

         (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the managing member of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

         (e) A written opinion of counsel for the Seller, substantially in the form of Exhibit D- 3 hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

         (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee;


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         (g) A guaranty agreement substantially in the form of Exhibit E hereto
(the "Guaranty Agreement") duly executed and delivered by ContiFinancial Corporation (the "Guarantor") in favor of the Purchaser and the other beneficiaries referred to therein; and

         (h) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 9.        INDEMNIFICATION.

         (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette, or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Seller or the Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Prospectus Supplement - The Mortgage Asset Pool", "Risk Factors - The Mortgage Loans" and/or "Description of the Mortgage Asset Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail.

         For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 33-94448 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated October 22, 1996, as supplemented by the prospectus supplement dated October

30, 1996 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated October 30, 1996, relating to the NonRegistered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by PRO RATA allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

         SECTION 10.       COSTS.

         Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto in accordance with the Allocation Agreement.

         SECTION 11.       NOTICES.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention:
Ms. Elisa George, facsimile no. (215) 682-3425, with a copy to GMAC Mortgage

Corporation, 3031 West Grand Boulevard, Detroit, Michigan 48232, Attention:
Robert Schwartz, facsimile no. (313) 974-0685 or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to ContiTrade Services, L.L.C. at 277 Park Avenue, 38th Floor, New York, New York 10172, Attention: Chief Counsel, facsimile no. (212) 207-2985 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

         SECTION 12.       THIRD PARTY BENEFICIARIES.

                  Each of the officers, directors and controlling persons referred to in Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such representations, warranties, covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

         SECTION 13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

         SECTION 14.       SEVERABILITY OF PROVISIONS.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15.       COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16.       GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF

SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17.       FURTHER ASSURANCES.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18.       SUCCESSORS AND ASSIGNS.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

         SECTION 19.       AMENDMENTS.

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary hereof without the prior consent of that person.

         Any amendment, rescission, waiver, modification or alteration of the obligations of the Seller hereunder that constitutes a Guaranty Obligation (as defined in the Guaranty Agreement) of the Guarantor under the Guaranty Agreement will only be effective upon the written consent thereto by both the Guarantor and the Purchaser. The Seller hereby undertakes to provide timely notice of any such proposed amendment, rescission, waiver, modification or alteration to, and will use its best efforts to obtain the consent of, the Guarantor to such amendment, rescission, waiver, modification or alteration.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        CONTITRADE SERVICES, L.L.C.



                                        By:_______________________________
                                        Name:
                                        Title:



                                        By:_______________________________
                                        Name:
                                        Title:


                                        GMAC COMMERCIAL MORTGAGE
                                        SECURITIES, INC.



                                        By:_______________________________
                                        Name:
                                        Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

         The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

                (i)        the loan number;

               (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

              (iii) the Mortgage Rate in effect as of the Cut-off Date and whether such Mortgage Loan is an ARM Loan, a Fixed-Rate Loan or a Step-Down Loan;

               (iv)        the original principal balance;

                (v)        the Cut-off Date Balance;

               (vi) the (A) remaining term to stated maturity and (B) Stated Maturity Date;

              (vii)        the Due Date;

             (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

               (ix) in the case of an ARM Loan, the (A) Index, (B) Gross Margin, (C) first Mortgage Rate adjustment date following the Cut-off Date and the frequency of Mortgage Rate adjustments, and (D) maximum and minimum lifetime Mortgage Rate, if any; and

                (x)        the Loan Group.

The Mortgage Loan Schedule shall also set forth the aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

                                                                       CONTITRADE MORTGAGE LOAN SCHEDULE

   Loan        Control                                                                                                Property
 Counter       Number      Property Name                     Property Address                  Property City           State
    1         CONT1010     Saddleback Apartments             4722 East Bell Road               Phoenix                   AZ
    2         CONT1020     Sierra Creek Apartments           501 W. Central Texas Expwy        Kileen                    TX
    3         CONT1080     Mill Park Apartments              2900 Mc Cann Road                 Longview                  TX
    4         CONT1790     Heather Glen Care Center          5910 West Northern Avenue         Glendale                  AZ
    5         CONT1150     Misty Ridge Apartments            301 West Hawkins Parkway          Longview                  TX
    6         CONT1320     Plantation House Apartments       2601 Hudnall Street               Dallas                    TX
    7         CONT1930     15-17 Microlab Road               15-17 Microlab Road               Livingston                NJ
    8         CONT1720     Sterling Estates                  9300 West 79th Street             Justice                   IL
    12        CONT1970     Pigeon Forge Factory Outlet       2850 Parkway (US Hwy 441)         Pigeon Forge              TN
    13        CONT1730     Whippletree Village               525 North McHenry Road            Wheeling                  IL
    21        CONT1030     Westwood Villa Apartments         2901 S. Sepulveda                 Los Angeles               CA
    22        CONT1180     Tulip Ave Apartments              66-70 Tulip Ave.                  Floral Park               NY
    23        CONT1360     Merrick Road Apartments           700 Merrick Road                  Baldwin                   NY
    24        CONT1370     555 Front Street                  555 Front Street                  Heampstead                NY
    25        CONT1620     Broadway Apartments               56 Broadway                       Freeport                  NY
    26        CONT1640     Tulip Ave Apartments              62 Tulip Ave                      Floral Park               NY
    27        CONT1710     26 Burr Avenue                    26 Burr Avenue                    Village of Hempstead      NY
    30        CONT1040     The Meadows                       14470 East 13 Avenue              Aurora                    CO
    31        CONT1050     Oxford Center                     1172-1198Third Ave+330-336oxfd    Chula Vista               CA
    32        CONT1190     30 North Long Beach Ave           30 North Long Beach Ave           Freeport                  NY
    33        CONT1460     48 South Long Beach Road          48 South Long Beach Road          Freeport                  NY
    34        CONT1630     77 Terrace Avenue                 77 Terrace Avenue                 Hempstead                 NY
    35        CONT1660     Lincoln Blvd. Apartments          21 Lincoln Blvd.                  Hempstead                 NY
    36        CONT1670     193 Washington Street             193 Washington Street             Hempstead                 NY
    37        CONT1690     43 Burr Avenue                    43 Burr Avenue                    Hempstead                 NY
    38        CONT1700     Van Cott Apartments               85 Van Cott Street                Hempstead                 NY
    39        CONT1060     Torpedo Factory Landing PH V      101 N. Union Street               Alexandria                VA
    43        CONT2010     Otter Run Apartments              1025 Assisi Lane                  Atlantic Beach            FL
    44        CONT1070     Highland Industrial Park          One Highland Industrial Park      Peekskill                 NY
    45        CONT2000     The Inn at Jackson Hole           3345 West McCollister Drive       Teton Village             WY
    50        CONT2070     San Francisco Loc-N-Stor          466 Townsend Street               San Francisco             CA
    56        CONT2020     Mallard Cove Apartments           2900 State Road A1A               Atlantic Beach            FL
    59                     Aggregate Loan Level Info.
   59A        CONT1940     Life Center of Galax              112 Painter Street                Galax                     VA
   59B        CONT1890     Life Center of Wilmington         2520 Troy Drive                   Wilmington                NC
   59C        CONT1920     Keystone Treatment Center         1010 E. Second Street             Canton                    SD
    63        CONT1100     Safeguard Self Storage            3301 North Causeway Blvd.         Metairie                  LA
    64        CONT1110     Villages at McClintock Apts.      1701 East Don Carlos Avenue       Tempe                     AZ
    68        CONT1120     Filipello Self Storage            43 Page Street                    San Francisco             CA
    69        CONT1130     Shirlington Self Storage          2710 S. Nelson Street             Arlington                 VA
    73        CONT1160     Claridge Court Apartments         400 South Dupont Parkway          New Castle                DE
    75        CONT2030     Sunset Square Shopping Center     1897 Highland Avenue              Clearwater                FL
    76        CONT1220     Sterling House Assisted Living    751 N. Somerset Terrace           Olathe                    KS
    78        CONT1240     Morena Self Storage               908 Sherman Street                San Diego                 CA
    79        CONT1250     Champions Business Park           13335 Veterans Memorial           Houston                   TX
    80        CONT2050     Valley View Health Care Center    2120 North 10th Street            Canon City                CO
    81        CONT2060     Holly Nursing Care Center         320 North 8th Street              Holly                     CO
    83        CONT1260     Budget Mini Storage               6512 14th Street West             Bradenton                 FL
    84        CONT1270     All American Self Storage         1500 Marshall Avenue              St. Paul                  MN
    85        CONT1830     Colwick Tower Office Building     4401 Colwick Road                 Charlotte                 NC
    86        CONT1280     Mr. Stor-All                      316 West Lathrop Road             Manteca                   CA
    89        CONT1290     Secure It Self Storage            37 River Street                   Waltham                   MA
    90        CONT1300     Farrington Manor Apartments       1601 Darr Street                  Irving                    TX
    91        CONT1850     Heritage Convalescent Center      1009 Clyde Street                 Amarillo                  TX
    92        CONT1310     Security Public Storage           2975 Pinole Valley Road           Pinole                    CA
    93        CONT1860     Poway Garden Self Storage         14260 Garden Road                 Poway                     CA
    94        CONT1880     Harrison Self Storage             2323 2nd Street                   Davis                     CA
    95        CONT1330     LaSombra Apartments               1400 East Crosby Road             Carrollton                TX
    96        CONT1340     Cypress Commerce                  1700 and 1770 NW 64th Street      Fort Lauderdale           FL
    97        CONT1350     Louetta Mini Storage              6911 Louette Road                 Spring                    TX
    98        CONT2090     U-Haul Storage (Sterling)         45715 Old Ox Road                 Sterling                  VA
    99                     Aggregate Loan Level Info.
   99A        CONT3090     Annabelle's Restaurant            4106 Oleander Drive               Wilmington                NC
   99B        CONT3091     Annabelle's Restaurant            2735 Park Avenue                  Petersburg                VA
   100        CONT1380     Sierra Vista Self Storage         900 E. Wilcox Drive               Sierra Vista              AZ
   101        CONT1400     Security Public Storage           24873 Huntwood Avenue             Hayward                   CA
   102        CONT1410     Capital City Self Storage         1700 Pleasant Valley Road         Austin                    TX
   103        CONT1420     I Avenue Self Storage             10150 I Avenue                    Hesperia                  CA
   104        CONT1430     Ambassador Self Storage           1702 South Highway 121            Lewisville                TX
   105        CONT1390     Arovista Self Storage             270 Arovista Avenue               Brea                      CA
   106        CONT1440     Willowbrook Apartments            7135-7165 Raleigh Street          Westminster               CO
   107        CONT1450     67 East Willow Street             67 East Willow Street             Millburn                  NJ
   108        CONT3010     U-Haul Storage (Richmond)         2930 North Boulevard              Richmond                  VA
   109        CONT1910     Harwin Business Park              9410-9440 Harwin Drive            Houston                   TX
   110        CONT1470     State College Self-Storage        5185 Hallmark Parkway             San Bernardino            CA
   111        CONT1480     A Storage Place                   8330 Littleton Road               North Fort Myers          FL
   112        CONT3020     U-Haul Storage (Odenton)          1480 Annapolis Road               Odenton                   MD
   113        CONT1490     UC Mini Storage                   4601 Shattuck Avenue              Oakland                   CA
   114        CONT1500     Alpine Self Storage               800 Chambers Avenue               Eagle                     CO
   115        CONT1510     Capital Self-Storage              6755 East Golf Links Rd           Tucson                    AZ
   116        CONT2040     Colorow Care Center               750 8th Street                    Olathe                    CO
   117        CONT1520     Boston Self Storage               135 Old Colony Avenue             Boston                    MA
   118        CONT1530     Waltham Self Storage              115 Bacon Street                  Waltham                   MA
   119        CONT1540     Mulberry Hill Apartments          1130 East Mulberry Ave.           San Antonio               TX
   120        CONT3030     U-Haul Storage (Oaklawn Blvd)     5400 Oaklawn Blvd.                Prince George             VA
   122        CONT3040     U-Haul Storage (N Richland)       6404 Browning Drive               North Richland Hills      TX
   123        CONT1550     C & D Mini-Warehouses             191 Deaverview Road               Asheville                 NC
   124        CONT1560     Aloha Self Storage                5029 Haltom Road                  Haltom City               TX
   126        CONT1950     Dependable Mini Storage           730 Military Parkway              Mesquite                  TX
   128        CONT1570     Cedar Hill Self Storage           150 North Clark Road              Cedar Hill                TX
   129        CONT1580     Watson & Taylor Mini Storage      6450-A Spellman Road              Houston                   TX
   130        CONT3050     U-Haul Storage (Shreveport)       5919 Financial Plaza              Shreveport                LA
   131        CONT1960     Tyler Street Self Storage         3636 Tyler Street                 Dallas                    TX
   132        CONT1590     Locker Room Self Storage          5804 N. Denton Highway            Haltom City               TX
   133        CONT1600     All American Store & Lock         1255 Prospect Street              Lakewood                  NY
   134        CONT3060     U-Haul Storage (Marrero)          7201 Westbank Expressway          Marrero                   LA
   135        CONT1650     Arizona Storage Inns              2929 North 73rd Street            Scottsdale                AZ
   136        CONT3080     U-Haul Storage (Myrtle Beach)     5604 South Kings Highway          Myrtle Beach              SC
   137        CONT3070     U-Haul Storage (Jefferson)        4725 Jefferson Park Road          Prince George             VA





   Loan        Control                                       Property    Interest           Rate         Original       Cut-Off Date
 Counter       Number      Property Name                        Zip        Rate             Type          Balance         Balance
    1         CONT1010     Saddleback Apartments               85032       8.531         Adjustable      13410217        13176907
    2         CONT1020     Sierra Creek Apartments             76541       8.531         Adjustable       7531300         7400272
    3         CONT1080     Mill Park Apartments                75601       8.531         Adjustable       4725078         4642872
    4         CONT1790     Heather Glen Care Center            85301       8.875         Adjustable       2850000         2840738
    5         CONT1150     Misty Ridge Apartments              75605       8.531         Adjustable       2672562         2626065
    6         CONT1320     Plantation House Apartments         75235       8.531         Adjustable       1795774         1764531
    7         CONT1930     15-17 Microlab Road                 07039       9.000         Adjustable       1030000         1023762
    8         CONT1720     Sterling Estates                    60458       8.500            Fixed        24000000        23970819
    12        CONT1970     Pigeon Forge Factory Outlet         37863       9.750            Fixed        15400000        15387890
    13        CONT1730     Whippletree Village                 60090       8.640            Fixed        13000000        12984642
    21        CONT1030     Westwood Villa Apartments           90064       8.000            Fixed         7235000         7172700
    22        CONT1180     Tulip Ave Apartments                11001       8.000            Fixed         2467500         2450438
    23        CONT1360     Merrick Road Apartments             11510       8.000            Fixed         1597500         1586454
    24        CONT1370     555 Front Street                    11550       8.000            Fixed         1560000         1549213
    25        CONT1620     Broadway Apartments                 11520       8.000            Fixed          712500          707573
    26        CONT1640     Tulip Ave Apartments                11001       8.000            Fixed          550000          546197
    27        CONT1710     26 Burr Avenue                      11550       8.000            Fixed          138750          137790
    30        CONT1040     The Meadows                         80011       8.975            Fixed         6500000         6489213
    31        CONT1050     Oxford Center                       91911      10.000            Fixed         6140000         6130706
    32        CONT1190     30 North Long Beach Ave             11520       8.000            Fixed         2442300         2425412
    33        CONT1460     48 South Long Beach Road            11520       8.000            Fixed         1372500         1363009
    34        CONT1630     77 Terrace Avenue                   11550       8.000            Fixed          614600          610350
    35        CONT1660     Lincoln Blvd. Apartments            11550       8.000            Fixed          447750          444654
    36        CONT1670     193 Washington Street               11550       8.000            Fixed          426750          423799
    37        CONT1690     43 Burr Avenue                      11550       8.000            Fixed          375000          372407
    38        CONT1700     Van Cott Apartments                 11550       8.000            Fixed          307380          305255
    39        CONT1060     Torpedo Factory Landing PH V        22314       9.000            Fixed         5600000         5558975
    43        CONT2010     Otter Run Apartments                32233       8.875            Fixed         5200000         5192191
    44        CONT1070     Highland Industrial Park            10566       9.750            Fixed         5150000         5120951
    45        CONT2000     The Inn at Jackson Hole             83025       9.670            Fixed         5000000         4991997
    50        CONT2070     San Francisco Loc-N-Stor            94107       9.375            Fixed         4400000         4392599
    56        CONT2020     Mallard Cove Apartments             32233       8.875            Fixed         4000000         3993992
    59                     Aggregate Loan Level Info.                     11.250            Fixed         3800000         3766882
   59A        CONT1940     Life Center of Galax                24333
   59B        CONT1890     Life Center of Wilmington           28403
   59C        CONT1920     Keystone Treatment Center           57013
    63        CONT1100     Safeguard Self Storage              70002      10.250            Fixed         3300000         3292789
    64        CONT1110     Villages at McClintock Apts.        85281      10.500            Fixed         3300000         3271473
    68        CONT1120     Filipello Self Storage              94102       9.650            Fixed         3000000         2985311
    69        CONT1130     Shirlington Self Storage            22206       8.875            Fixed         2875000         2853504
    73        CONT1160     Claridge Court Apartments           19720       8.000            Fixed         2540000         2515312
    75        CONT2030     Sunset Square Shopping Center       34621       9.000            Fixed         2300000         2295881
    76        CONT1220     Sterling House Assisted Living      66062       9.875            Fixed         2300000         2289155
    78        CONT1240     Morena Self Storage                 92110      10.000            Fixed         2200000         2191570
    79        CONT1250     Champions Business Park             77014       9.625            Fixed         2200000         2187329
    80        CONT2050     Valley View Health Care Center      81212      10.125            Fixed         1200000         1196877
    81        CONT2060     Holly Nursing Care Center           81047      10.125            Fixed          937500          935060
    83        CONT1260     Budget Mini Storage                 34207       9.375            Fixed         2100000         2089236
    84        CONT1270     All American Self Storage           55104       9.875            Fixed         2050000         2040334
    85        CONT1830     Colwick Tower Office Building       28211      10.125            Fixed         2000000         1995536
    86        CONT1280     Mr. Stor-All                        95336       9.625            Fixed         2000000         1990166
    89        CONT1290     Secure It Self Storage              02154       8.875            Fixed         1850000         1834380
    90        CONT1300     Farrington Manor Apartments         75061       9.250            Fixed         1810000         1798907
    91        CONT1850     Heritage Convalescent Center        79106      10.000            Fixed         1800000         1794505
    92        CONT1310     Security Public Storage             94564       8.875            Fixed         1800000         1786541
    93        CONT1860     Poway Garden Self Storage           92064       9.625            Fixed         1750000         1745749
    94        CONT1880     Harrison Self Storage               95616      10.125            Fixed         1700000         1694919
    95        CONT1330     LaSombra Apartments                 75006       9.375            Fixed         1700000         1694236
    96        CONT1340     Cypress Commerce                    33316       8.500            Fixed         1700000         1684748
    97        CONT1350     Louetta Mini Storage                77379       9.000            Fixed         1675000         1662729
    98        CONT2090     U-Haul Storage (Sterling)           20166       9.000            Fixed         1834058         1580485
    99                     Aggregate Loan Level Info.                     11.950            Fixed         1600000         1598372
   99A        CONT3090     Annabelle's Restaurant              28403
   99B        CONT3091     Annabelle's Restaurant              23805
   100        CONT1380     Sierra Vista Self Storage           85635       9.875            Fixed         1550000         1542691
   101        CONT1400     Security Public Storage             94544       9.500            Fixed         1500000         1492470
   102        CONT1410     Capital City Self Storage           78741       9.000            Fixed         1500000         1487591
   103        CONT1420     I Avenue Self Storage               92345       8.750            Fixed         1500000         1487076
   104        CONT1430     Ambassador Self Storage             75067       8.750            Fixed         1500000         1487076
   105        CONT1390     Arovista Self Storage               92621      10.000            Fixed         1475000         1470497
   106        CONT1440     Willowbrook Apartments              80030       8.000            Fixed         1475000         1460663
   107        CONT1450     67 East Willow Street               07041       9.750            Fixed         1400000         1382436
   108        CONT3010     U-Haul Storage (Richmond)           23220       9.000            Fixed         1463938         1324125
   109        CONT1910     Harwin Business Park                77036      10.125            Fixed         1300000         1294904
   110        CONT1470     State College Self-Storage          92407       9.350            Fixed         1300000         1292163
   111        CONT1480     A Storage Place                     33903       8.875            Fixed         1300000         1289024
   112        CONT3020     U-Haul Storage (Odenton)            21113       9.000            Fixed         1346800         1227246
   113        CONT1490     UC Mini Storage                     94609       8.875            Fixed         1250000         1240654
   114        CONT1500     Alpine Self Storage                 81631       8.750            Fixed         1250000         1240461
   115        CONT1510     Capital Self-Storage                85730       9.000            Fixed         1250000         1238466
   116        CONT2040     Colorow Care Center                 81425      10.125            Fixed         1240000         1236773
   117        CONT1520     Boston Self Storage                 02127      10.000            Fixed         1200000         1197264
   118        CONT1530     Waltham Self Storage                02154      10.125            Fixed         1200000         1194575
   119        CONT1540     Mulberry Hill Apartments            78215       8.125            Fixed         1200000         1187253
   120        CONT3030     U-Haul Storage (Oaklawn Blvd)       23875       9.000            Fixed         1242111         1123627
   122        CONT3040     U-Haul Storage (N Richland)         78180       9.000            Fixed         1163576         1039536
   123        CONT1550     C & D Mini-Warehouses               28813      10.125            Fixed         1050000         1046862
   124        CONT1560     Aloha Self Storage                  76117      10.000            Fixed         1000000          996947
   126        CONT1950     Dependable Mini Storage             75149       9.750            Fixed          945000          943508
   128        CONT1570     Cedar Hill Self Storage             75104      10.250            Fixed          850000          839807
   129        CONT1580     Watson & Taylor Mini Storage        77096       9.875            Fixed          835000          831063
   130        CONT3050     U-Haul Storage (Shreveport)         71129       9.000            Fixed          866000          808162
   131        CONT1960     Tyler Street Self Storage           75224       9.750            Fixed          800000          798737
   132        CONT1590     Locker Room Self Storage            76148       9.125            Fixed          800000          792767
   133        CONT1600     All American Store & Lock           08701       9.000            Fixed          795000          788423
   134        CONT3060     U-Haul Storage (Marrero)            70072       9.000            Fixed          729167          700871
   135        CONT1650     Arizona Storage Inns                85251      10.625            Fixed          530000          528914
   136        CONT3080     U-Haul Storage (Myrtle Beach)       29575       9.000            Fixed          483889          383842
   137        CONT3070     U-Haul Storage (Jefferson)          23875       9.000            Fixed          354951          317239

                                                                                                                        243270072



                                                                                          Next
 Loan          Control                                        Remaining   Maturity       Payment     Payment
 Counter       Number      Property Name                         Term       Date         Due Date     Amount             Index
    1         CONT1010     Saddleback Apartments                  95       10/1/04       12/1/96      103408.84     LIBOR - 6 month
    2         CONT1020     Sierra Creek Apartments                95       10/1/04       12/1/96       58075.35     LIBOR - 6 month
    3         CONT1080     Mill Park Apartments                   95       10/1/04       12/1/96       36436.02     LIBOR - 6 month
    4         CONT1790     Heather Glen Care Center               80       7/1/03        12/1/96       23683.92     LIBOR - 6 month
    5         CONT1150     Misty Ridge Apartments                 95       10/1/04       12/1/96       20608.66     LIBOR - 6 month
    6         CONT1320     Plantation House Apartments            95       10/1/04       12/1/96       13847.57     LIBOR - 6 month
    7         CONT1930     15-17 Microlab Road                   116       7/1/06        12/1/96        9267.18     LIBOR - 6 month
    8         CONT1720     Sterling Estates                       58       9/1/01        12/1/96      184539.23
    12        CONT1970     Pigeon Forge Factory Outlet           120       11/1/06       12/1/96      137235.18
    13        CONT1730     Whippletree Village                    82       9/1/03        12/1/96      101251.44
    21        CONT1030     Westwood Villa Apartments             112       3/1/06        12/1/96       55840.91
    22        CONT1180     Tulip Ave Apartments                  110       1/1/06        12/1/96       18105.64
    23        CONT1360     Merrick Road Apartments               110       1/1/06        12/1/96       11721.89
    24        CONT1370     555 Front Street                      110       1/1/06        12/1/96       11446.73
    25        CONT1620     Broadway Apartments                   110       1/1/06        12/1/96        5228.07
    26        CONT1640     Tulip Ave Apartments                  110       1/1/06        12/1/96        4035.71
    27        CONT1710     26 Burr Avenue                        110       1/1/06        12/1/96        1018.10
    30        CONT1040     The Meadows                            81       8/1/03        12/1/96       52183.59
    31        CONT1050     Oxford Center                         118       9/1/06        12/1/96       55794.23
    32        CONT1190     30 North Long Beach Ave               110       1/1/06        12/1/96       17920.73
    33        CONT1460     48 South Long Beach Road              110       1/1/06        12/1/96       10070.92
    34        CONT1630     77 Terrace Avenue                     110       1/1/06        12/1/96        4509.72
    35        CONT1660     Lincoln Blvd. Apartments              110       1/1/06        12/1/96        3285.43
    36        CONT1670     193 Washington Street                 110       1/1/06        12/1/96        3131.34
    37        CONT1690     43 Burr Avenue                        110       1/1/06        12/1/96        2751.62
    38        CONT1700     Van Cott Apartments                   110       1/1/06        12/1/96        2255.45
    39        CONT1060     Torpedo Factory Landing PH V          112       3/1/06        12/1/96       46995.00
    43        CONT2010     Otter Run Apartments                   82       9/1/03        12/1/96       42348.71
    44        CONT1070     Highland Industrial Park              113       4/1/06        12/1/96       45893.58
    45        CONT2000     The Inn at Jackson Hole               118       9/1/06        12/1/96       44277.14
    50        CONT2070     San Francisco Loc-N-Stor              118       9/1/06        12/1/96       38061.02
    56        CONT2020     Mallard Cove Apartments                82       9/1/03        12/1/96       32575.93
    59                     Aggregate Loan Level Info.            176       7/1/11        12/1/96       43789.09
   59A        CONT1940     Life Center of Galax
   59B        CONT1890     Life Center of Wilmington
   59C        CONT1920     Keystone Treatment Center
    63        CONT1100     Safeguard Self Storage                117       8/1/06        12/1/96       30570.65
    64        CONT1110     Villages at McClintock Apts.           64       3/1/02        12/1/96       30186.40
    68        CONT1120     Filipello Self Storage                114       5/1/06        12/1/96       26524.39
    69        CONT1130     Shirlington Self Storage              113       4/1/06        12/1/96       23881.28
    73        CONT1160     Claridge Court Apartments             110       1/1/06        12/1/96       19604.13
    75        CONT2030     Sunset Square Shopping Center         118       9/1/06        12/1/96       19301.52
    76        CONT1220     Sterling House Assisted Living        114       5/1/06        12/1/96       20697.79
    78        CONT1240     Morena Self Storage                    92       7/1/04        12/1/96       19991.42
    79        CONT1250     Champions Business Park               113       4/1/06        12/1/96       19412.83
    80        CONT2050     Valley View Health Care Center        118       9/1/06        12/1/96       11679.82
    81        CONT2060     Holly Nursing Care Center             118       9/1/06        12/1/96        9124.86
    83        CONT1260     Budget Mini Storage                    78       5/1/03        12/1/96       18165.49
    84        CONT1270     All American Self Storage             114       5/1/06        12/1/96       18448.03
    85        CONT1830     Colwick Tower Office Building         117       8/1/06        12/1/96       18350.55
    86        CONT1280     Mr. Stor-All                          114       5/1/06        12/1/96       17648.03
    89        CONT1290     Secure It Self Storage                 76       3/1/03        12/1/96       15367.08
    90        CONT1300     Farrington Manor Apartments           113       4/1/06        12/1/96       15500.51
    91        CONT1850     Heritage Convalescent Center          116       7/1/06        12/1/96       16356.61
    92        CONT1310     Security Public Storage               112       3/1/06        12/1/96       14951.76
    93        CONT1860     Poway Garden Self Storage             117       8/1/06        12/1/96       15442.03
    94        CONT1880     Harrison Self Storage                 116       7/1/06        12/1/96       15597.97
    95        CONT1330     LaSombra Apartments                    80       7/1/03        12/1/96       14705.40
    96        CONT1340     Cypress Commerce                      110       1/1/06        12/1/96       13688.86
    97        CONT1350     Louetta Mini Storage                  112       3/1/06        12/1/96       14056.54
    98        CONT2090     U-Haul Storage (Sterling)              85       12/1/03       11/30/96      15391.35
    99                     Aggregate Loan Level Info.            239       10/1/16       12/1/96       17561.64
   99A        CONT3090     Annabelle's Restaurant
   99B        CONT3091     Annabelle's Restaurant
   100        CONT1380     Sierra Vista Self Storage             114       5/1/06        12/1/96       13948.51
   101        CONT1400     Security Public Storage               114       5/1/06        12/1/96       13105.45
   102        CONT1410     Capital City Self Storage             172       3/1/11        12/1/96       12587.95
   103        CONT1420     I Avenue Self Storage                 112       3/1/06        12/1/96       12332.15
   104        CONT1430     Ambassador Self Storage               172       3/1/11        12/1/96       12332.15
   105        CONT1390     Arovista Self Storage                 116       7/1/06        12/1/96       13403.34
   106        CONT1440     Willowbrook Apartments                111       2/1/06        12/1/96       11384.29
   107        CONT1450     67 East Willow Street                 115       6/1/06        12/1/96       14831.08
   108        CONT3010     U-Haul Storage (Richmond)              85       12/1/03       11/30/96      12285.32
   109        CONT1910     Harwin Business Park                  177       8/1/11        12/1/96       12653.14
   110        CONT1470     State College Self-Storage            113       4/1/06        12/1/96       11222.80
   111        CONT1480     A Storage Place                       112       3/1/06        12/1/96       10798.49
   112        CONT3020     U-Haul Storage (Odenton)               82       9/1/03        11/30/96      11302.30
   113        CONT1490     UC Mini Storage                       112       3/1/06        12/1/96       10383.17
   114        CONT1500     Alpine Self Storage                   112       3/1/06        12/1/96       10276.80
   115        CONT1510     Capital Self-Storage                  111       2/1/06        12/1/96       10489.96
   116        CONT2040     Colorow Care Center                   118       9/1/06        12/1/96       12069.14
   117        CONT1520     Boston Self Storage                   117       8/1/06        12/1/96       10904.41
   118        CONT1530     Waltham Self Storage                  114       5/1/06        12/1/96       11010.33
   119        CONT1540     Mulberry Hill Apartments              182       1/1/12        12/1/96        9361.38
   120        CONT3030     U-Haul Storage (Oaklawn Blvd)          94       9/1/04        11/30/96      10423.75
   122        CONT3040     U-Haul Storage (N Richland)            85       12/1/03       11/30/96       9764.69
   123        CONT1550     C & D Mini-Warehouses                 116       7/1/06        12/1/96        9634.04
   124        CONT1560     Aloha Self Storage                    116       7/1/06        12/1/96        9087.01
   126        CONT1950     Dependable Mini Storage               118       9/1/06        12/1/96        8421.25
   128        CONT1570     Cedar Hill Self Storage               175       6/1/11        12/1/96        9264.58
   129        CONT1580     Watson & Taylor Mini Storage          114       5/1/06        12/1/96        7514.20
   130        CONT3050     U-Haul Storage (Shreveport)            89       4/1/04        11/30/96       7267.44
   131        CONT1960     Tyler Street Self Storage             118       9/1/06        12/1/96        7129.10
   132        CONT1590     Locker Room Self Storage              171       2/1/11        12/1/96        6782.18
   133        CONT1600     All American Store & Lock             112       3/1/06        12/1/96        6671.61
   134        CONT3060     U-Haul Storage (Marrero)               89       4/1/04        11/30/96       6119.15
   135        CONT1650     Arizona Storage Inns                  117       8/1/06        12/1/96        5051.55
   136        CONT3080     U-Haul Storage (Myrtle Beach)          82       9/1/03        11/30/96       4060.78
   137        CONT3070     U-Haul Storage (Jefferson)             94       9/1/04        11/30/96       2978.74



                                                                         Next          Interest
 Loan          Control                                                 Interest       Adjustment       Life         Life
 Counter       Number      Property Name                    Margin     Adj Date       Frequency         Cap        Floor     Group
    1         CONT1010     Saddleback Apartments            2.750       4/1/97      Semi Annually     11.750       6.000    Group 1
    2         CONT1020     Sierra Creek Apartments          2.750       4/1/97      Semi Annually     11.750       6.000    Group 1
    3         CONT1080     Mill Park Apartments             2.750       4/1/97      Semi Annually     11.750       6.000    Group 1
    4         CONT1790     Heather Glen Care Center         3.000       4/1/97      Semi Annually     12.750       8.500    Group 1
    5         CONT1150     Misty Ridge Apartments           2.750       4/1/97      Semi Annually     11.750       6.000    Group 1
    6         CONT1320     Plantation House Apartments      2.750       4/1/97      Semi Annually     11.750       6.000    Group 1
    7         CONT1930     15-17 Microlab Road              3.150       4/1/97      Semi Annually     12.000       9.000    Group 1
    8         CONT1720     Sterling Estates                 0.000                                      0.000       0.000    Group 2
    12        CONT1970     Pigeon Forge Factory Outlet      0.000                                      0.000       0.000    Group 2
    13        CONT1730     Whippletree Village              0.000                                      0.000       0.000    Group 2
    21        CONT1030     Westwood Villa Apartments        0.000                                      0.000       0.000    Group 2
    22        CONT1180     Tulip Ave Apartments             0.000                                      0.000       0.000    Group 2
    23        CONT1360     Merrick Road Apartments          0.000                                      0.000       0.000    Group 2
    24        CONT1370     555 Front Street                 0.000                                      0.000       0.000    Group 2
    25        CONT1620     Broadway Apartments              0.000                                      0.000       0.000    Group 2
    26        CONT1640     Tulip Ave Apartments             0.000                                      0.000       0.000    Group 2
    27        CONT1710     26 Burr Avenue                   0.000                                      0.000       0.000    Group 2
    30        CONT1040     The Meadows                      0.000                                      0.000       0.000    Group 2
    31        CONT1050     Oxford Center                    0.000                                      0.000       0.000    Group 2
    32        CONT1190     30 North Long Beach Ave          0.000                                      0.000       0.000    Group 2
    33        CONT1460     48 South Long Beach Road         0.000                                      0.000       0.000    Group 2
    34        CONT1630     77 Terrace Avenue                0.000                                      0.000       0.000    Group 2
    35        CONT1660     Lincoln Blvd. Apartments         0.000                                      0.000       0.000    Group 2
    36        CONT1670     193 Washington Street            0.000                                                           Group 2
    37        CONT1690     43 Burr Avenue                   0.000                                      0.000       0.000    Group 2
    38        CONT1700     Van Cott Apartments              0.000                                      0.000       0.000    Group 2
    39        CONT1060     Torpedo Factory Landing PH V     0.000                                      0.000       0.000    Group 2
    43        CONT2010     Otter Run Apartments             0.000                                      0.000       0.000    Group 2
    44        CONT1070     Highland Industrial Park         0.000                                      0.000       0.000    Group 2
    45        CONT2000     The Inn at Jackson Hole          0.000                                      0.000       0.000    Group 2
    50        CONT2070     San Francisco Loc-N-Stor         0.000                                      0.000       0.000    Group 2
    56        CONT2020     Mallard Cove Apartments          0.000                                      0.000       0.000    Group 2
    59                     Aggregate Loan Level Info.       0.000                                      0.000       0.000    Group 2
   59A        CONT1940     Life Center of Galax             0.000                                      0.000       0.000       0
   59B        CONT1890     Life Center of Wilmington        0.000                                      0.000       0.000       0
   59C        CONT1920     Keystone Treatment Center        0.000                                      0.000       0.000       0
    63        CONT1100     Safeguard Self Storage           0.000                                                           Group 2
    64        CONT1110     Villages at McClintock Apts.     0.000                                      0.000       0.000    Group 2
    68        CONT1120     Filipello Self Storage           0.000                                      0.000       0.000    Group 2
    69        CONT1130     Shirlington Self Storage         0.000                                      0.000       0.000    Group 2
    73        CONT1160     Claridge Court Apartments        0.000                                      0.000       0.000    Group 2
    75        CONT2030     Sunset Square Shopping Center    0.000                                      0.000       0.000    Group 2
    76        CONT1220     Sterling House Assisted Living   0.000                                      0.000       0.000    Group 2
    78        CONT1240     Morena Self Storage              0.000                                      0.000       0.000    Group 2
    79        CONT1250     Champions Business Park          0.000                                      0.000       0.000    Group 2
    80        CONT2050     Valley View Health Care Center   0.000                                      0.000       0.000    Group 2
    81        CONT2060     Holly Nursing Care Center        0.000                                      0.000       0.000    Group 2
    83        CONT1260     Budget Mini Storage              0.000                                      0.000       0.000    Group 2
    84        CONT1270     All American Self Storage        0.000                                                           Group 2
    85        CONT1830     Colwick Tower Office Building    0.000                                      0.000       0.000    Group 2
    86        CONT1280     Mr. Stor-All                     0.000                                      0.000       0.000    Group 2
    89        CONT1290     Secure It Self Storage           0.000                                      0.000       0.000    Group 2
    90        CONT1300     Farrington Manor Apartments      0.000                                      0.000       0.000    Group 2
    91        CONT1850     Heritage Convalescent Center     0.000                                      0.000       0.000    Group 2
    92        CONT1310     Security Public Storage          0.000                                      0.000       0.000    Group 2
    93        CONT1860     Poway Garden Self Storage        0.000                                      0.000       0.000    Group 2
    94        CONT1880     Harrison Self Storage            0.000                                      0.000       0.000    Group 2
    95        CONT1330     LaSombra Apartments              0.000                                      0.000       0.000    Group 2
    96        CONT1340     Cypress Commerce                 0.000                                      0.000       0.000    Group 2
    97        CONT1350     Louetta Mini Storage             0.000                                      0.000       0.000    Group 2
    98        CONT2090     U-Haul Storage (Sterling)        0.000                                      0.000       0.000    Group 2
    99                     Aggregate Loan Level Info.       0.000                                      0.000       0.000    Group 2
   99A        CONT3090     Annabelle's Restaurant           0.000                                      0.000       0.000       0
   99B        CONT3091     Annabelle's Restaurant           0.000                                      0.000       0.000       0
   100        CONT1380     Sierra Vista Self Storage        0.000                                      0.000       0.000    Group 2
   101        CONT1400     Security Public Storage          0.000                                      0.000       0.000    Group 2
   102        CONT1410     Capital City Self Storage        0.000                                      0.000       0.000    Group 2
   103        CONT1420     I Avenue Self Storage            0.000                                      0.000       0.000    Group 2
   104        CONT1430     Ambassador Self Storage          0.000                                      0.000       0.000    Group 2
   105        CONT1390     Arovista Self Storage            0.000                                      0.000       0.000    Group 2
   106        CONT1440     Willowbrook Apartments           0.000                                      0.000       0.000    Group 2
   107        CONT1450     67 East Willow Street            0.000                                                           Group 2
   108        CONT3010     U-Haul Storage (Richmond)        0.000                                      0.000       0.000    Group 2
   109        CONT1910     Harwin Business Park             0.000                                      0.000       0.000    Group 2
   110        CONT1470     State College Self-Storage       0.000                                      0.000       0.000    Group 2
   111        CONT1480     A Storage Place                  0.000                                      0.000       0.000    Group 2
   112        CONT3020     U-Haul Storage (Odenton)         0.000                                      0.000       0.000    Group 2
   113        CONT1490     UC Mini Storage                  0.000                                      0.000       0.000    Group 2
   114        CONT1500     Alpine Self Storage              0.000                                      0.000       0.000    Group 2
   115        CONT1510     Capital Self-Storage             0.000                                      0.000       0.000    Group 2
   116        CONT2040     Colorow Care Center              0.000                                      0.000       0.000    Group 2
   117        CONT1520     Boston Self Storage              0.000                                      0.000       0.000    Group 2
   118        CONT1530     Waltham Self Storage             0.000                                      0.000       0.000    Group 2
   119        CONT1540     Mulberry Hill Apartments         0.000                                      0.000       0.000    Group 2
   120        CONT3030     U-Haul Storage (Oaklawn Blvd)    0.000                                      0.000       0.000    Group 2
   122        CONT3040     U-Haul Storage (N Richland)      0.000                                      0.000       0.000    Group 2
   123        CONT1550     C & D Mini-Warehouses            0.000                                      0.000       0.000    Group 2
   124        CONT1560     Aloha Self Storage               0.000                                      0.000       0.000    Group 2
   126        CONT1950     Dependable Mini Storage          0.000                                      0.000       0.000    Group 2
   128        CONT1570     Cedar Hill Self Storage          0.000                                      0.000       0.000    Group 2
   129        CONT1580     Watson & Taylor Mini Storage     0.000                                      0.000       0.000    Group 2
   130        CONT3050     U-Haul Storage (Shreveport)      0.000                                      0.000       0.000    Group 2
   131        CONT1960     Tyler Street Self Storage        0.000                                      0.000       0.000    Group 2
   132        CONT1590     Locker Room Self Storage         0.000                                      0.000       0.000    Group 2
   133        CONT1600     All American Store & Lock        0.000                                      0.000       0.000    Group 2
   134        CONT3060     U-Haul Storage (Marrero)         0.000                                      0.000       0.000    Group 2
   135        CONT1650     Arizona Storage Inns             0.000                                      0.000       0.000    Group 2
   136        CONT3080     U-Haul Storage (Myrtle Beach)    0.000                                      0.000       0.000    Group 2
   137        CONT3070     U-Haul Storage (Jefferson)       0.000                                      0.000       0.000    Group 2



                                    EXHIBIT B

                                THE MORTGAGE FILE

         The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

                  (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form:
                           "Pay to the order of State Street Bank and Trust Company, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage PassThrough Certificates, Series 1996-C1, without recourse";

                  (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

                  (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

                  (iv) the original or a copy of the related assignment of leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

                  (v) an original assignment of any related assignment of leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                  (vi) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

                  (vii) an original assignment of any related security agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

                  (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (ix) the original or a copy of the lender's title insurance policy issued as of the date of the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

                  (x) the original or a copy of any guaranty of the obligations of the mortgagor under the Mortgage Loan which was in the possession of the Seller at the time the Mortgage Files were delivered to the Trustee;

                  (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Interim Custodian and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

                  (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the mortgagor; and

                  (xiii) if the mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser, the Trustee or the Interim Custodian, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

                                    EXHIBIT C

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS


                  With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, that:

                  (i) Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to primary service such Mortgage Loan).

                  (ii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

                  (iii) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (iv) Such Mortgage Loan was not, as of the Cut-off Date, 30 days or more delinquent in respect of any Monthly Payment of principal and/or interest required thereunder, without giving effect to any applicable grace period.

                  (v) The Mortgage for such Mortgage Loan constitutes a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, subject only to (and such Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of such Mortgage, except for) (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, and (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"). The Permitted Encumbrances do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property, or the current ability of the related Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan.

                  (vi) The lien of the related Mortgage is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of the related Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the related Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of any Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). To the Seller's actual knowledge, no material claims have been made under such title policy and no claims have been paid thereunder.

                  (vii) The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

                  (viii) There is no valid offset, defense or counterclaim to such Mortgage Loan.

                  (ix) The Seller has not received actual notice (A) that there is any proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property or (B) that there is any material damage at the related Mortgaged Property that materially and adversely affects the value of such Mortgaged Property.

                  (x) At origination, such Mortgage Loan complied in all material respects with all requirements of federal, state and local laws, including, without limitation, laws relating to usury, relating to the origination of such Mortgage Loan.

                  (xi) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                  (xii) The Mortgage Note and Mortgage for such Mortgage Loan and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (xiii) All improvements upon the related Mortgaged Property securing a Mortgage Loan are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on the related Mortgage Property. All other insurance required under the Mortgage for such Mortgage Loan is in full force and effect with respect to the related Mortgaged Property.

                  (xiv) The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report.

                  (xv) Such Mortgage Loan is not cross-collateralized with a mortgage loan outside the Mortgage Pool.

                  (xvi) The terms of the Mortgage and the Mortgage Note for such Mortgage Loan have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

                  (xvii) There are no delinquent taxes, ground rents, water charges, sewer rents, insurance premiums, assessments or other similar outstanding charges affecting the related Mortgaged Property.

                  (xviii) Except in the case of Mortgage Loans as to which the interest of the related mortgagor in the related Mortgaged Property is a leasehold estate, the interest of the related mortgagor in each related Mortgaged Property consists of a fee simple estate in real property.

                  (xix) Such Mortgage Loan is a whole loan and not a participation interest.

                  (xx) The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the assignee, and the assignment of the related assignment of leases, if any, referred to in clause (v) of Exhibit B constitutes the legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

                  (xxi) All escrow deposits (including capital improvements and environmental remediation reserves) relating to such Mortgage Loan that were required to be delivered to the mortgagee under the terms of the related loan documents, have been received and, to the extent of any remaining balances thereof are in the possession, or under the control, of the Seller or its agents (which shall include the Master Servicer).

                  (xxii) As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage.

                  (xxiii) No improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above); no improvements on adjoining properties materially encroach upon such Mortgaged Property to any material extent; and no improvement located on or forming part of such Mortgaged Property is in material violation of any applicable zoning laws or ordinances (except to the extent that they may constitute legal non-conforming uses).

                  (xxiv) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxv) There is no material default, breach or event of acceleration existing under the related Mortgage or Mortgage Note, and the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs (iv), (xiv), (xvii),
         (xxi), (xxiii) and (xxix) of this Exhibit C.

                  (xxvi) If the Mortgage Loan is an ARM Loan, all of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the principal balance are enforceable, such adjustments will not affect the priority of the mortgage lien, and all such adjustments and all calculations made before the Cut-off Date were made correctly and in full compliance with the terms of the related Mortgage and Mortgage Note.

                  (xxvii) The Mortgage Loan does not contain any equity participation by the lender or provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                  (xxviii) No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

                  (xxix) To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans, as of the date of origination of the Mortgage Loan, (A) the related mortgagor was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated and
         (B) all such licenses, permits and authorizations were valid and in full force and effect.

                  (xxx) The servicing and collection practices used with respect to the Mortgage Loans have been in all material respects legal and prudent and have met customary standards utilized by prudent institutional commercial and multifamily mortgage loan servicers.

                  (xxxi) The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

                  (xxxii) The provisions of the related Mortgage provide that insurance proceeds and condemnation proceeds will be applied either to restore or repair the Mortgaged Property or to repay the principal of the Mortgage Loan or otherwise at the option of the mortgagee.

                  (xxxiii) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or
         (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

                  (xxxiv) Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under
         Section 1001 of the Code either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

                  (xxxv) To the Seller's actual knowledge, there are no pending or threatened actions, suits or proceedings by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

                  (xxxvi) If such Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (or portion thereof) (a "GROUND LEASE"), but not by the related fee interest in such Mortgaged Property (or portion thereof) (the "FEE INTEREST"):

                  (A) To the actual knowledge of the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                  (B) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

                  (C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
                           Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor, except with respect to one Mortgage Loan, with respect to which any further assignment requires the consent of the lessor, but which consent cannot be unreasonably withheld;

                  (D) At the Closing Date, such Ground Lease is in full force and effect and no default has occurred under such Ground Lease, nor to the actual knowledge of the Seller, is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of such Ground Lease;

                  (E) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease;

                  (F) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten (10) years beyond the Stated Maturity Date of the related Mortgage Loan;

                  (H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon, with any excess proceeds available for application at the option of the mortgagee; and

                  (I) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

                  (xxxvii) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

                  (xxxviii) Except as described in the next sentence, the related Mortgage Note or Mortgage does not require the mortgagee to release all or any portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan. The Mortgage relating to one Mortgage Loan secured by property described as the Colorow Care Center in the Mortgage Loan Schedule requires the mortgagee to grant a release of a portion of the related Mortgaged Property consisting of raw land upon satisfaction of certain conditions.

                  It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser, the Trustee and/or the Interim Custodian and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates) notwithstanding any restrictive or qualified endorsement or assignment.

                                   EXHIBIT D-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER

      CERTIFICATE OF OFFICER OF CONTITRADE SERVICES, L.L.C. ("CONTITRADE")

         I, _________________, a __________ of ContiTrade (the "Seller"), hereby certify as follows:

         The Seller is a limited liability duly organized and validly existing under the laws of the State of Delaware.

         Attached hereto as Exhibit I is a true and correct copy of the Certificate of Formation and Limited Liability Company Agreement of the Seller, which Certificate of Formation and Limited Liability Company Agreement is on the date hereof, and has been at all times in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

                  NAME                 OFFICE                 SIGNATURE

                  _________________    _________________      __________________

                  _________________    _________________      __________________

         Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of October 30, 1996 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of July 10, 1996.



                                     By:________________________________
                                     Name:
                                     Title:




                                     By:________________________________
                                     Name:
                                     Title:




         I, [name], [title], hereby certify that __________________ and __________________ are duly elected or appointed, as the case may be, qualified and acting ___________ of the Seller and that the signatures appearing above are such officers' genuine signatures.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of November 7, 1996.




                                     By:_______________________________
                                     Name:
                                     Title:

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

                   CERTIFICATE OF CONTITRADE SERVICES, L.L.C.


         In connection with the execution and delivery by ContiTrade Services, L.L.C. (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of October 30, 1996 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         Certified this 7th day of November, 1996.

                                     CONTITRADE SERVICES, L.L.C.



                                     By:___________________________________
                                     Name:
                                     Title:




                                     By:___________________________________
                                     Name:
                                     Title:

                                   EXHIBIT D-3

                    FORM OF OPINION OF COUNSEL TO THE SELLER







                                            November 7, 1996


GMAC Commercial Mortgage Securities, Inc.
650 Dresher Road
Horsham, Pennsylvania 19044-8015


Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036-8293


           Re: Mortgage Loan Purchase Agreement, dated as of October 30, 1996, between ContiTrade Services, L.L.C. and GMAC Commercial Mortgage Securities, Inc.

Ladies and Gentlemen:

         This opinion is being provided to you by the undersigned, as counsel of ContiTrade Services, L.L.C. (the "Seller"), pursuant to Section 8(e) of the Mortgage Loan Purchase Agreement, dated as of October 30, 1996 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. (the "Purchaser") and the Seller, relating to the sale by the Seller of certain mortgage loans (the "Mortgage Loans"). Capitalized terms not otherwise defined herein have the meanings set assigned to them in the Purchase Agreement.

         I (or attorneys under my supervision) have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of the Seller, certificates of public officials, officers of the Seller and other persons and other documents, agreements and instruments and have made such other investigations as I have deemed necessary or appropriate for purposes of this opinion.

         Based upon the foregoing, I am of the opinion that:

         1. The Seller is a limited liability company validly existing under the laws of the State of Delaware, with full power authority under such laws to own its properties and assets and to conduct its business as contemplated in the Purchase Agreement and to enter into and perform its obligations under the Purchase Agreement.

         2. The Purchase Agreement has been duly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the Purchaser, will constitute a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditors rights generally, (b) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and
                  (c) public policy considerations underlying the securities laws, to the extent such public policy considerations limit the enforceability of the provisions of such agreement that purport to provide indemnification from securities law liabilities.

         3. No consent, approval, authorization or order of any court, governmental agency or body is required in connection with the execution and delivery by the Seller of the Purchase Agreement, except for those consents, approvals, authorizations or orders that previously have been obtained.

         4. The transfer of the Mortgage Loans as provided in the Purchase Agreement and the fulfillment of the terms of the Purchase Agreement will not conflict with or result in a violation of the Certificate of Formation and Limited Liability Company Agreement of the Seller or any agreement or instrument, order, writ, judgment or decree known to us to which the Seller is a party or is subject.

         5. To the best of our knowledge, there are no actions or proceedings against the Seller, pending (with regard to which the Seller has received service of process) or overtly threatened in writing before any court, governmental agency or arbitrator which affect the enforceability of the Purchase Agreement, or which would draw into question the validity of the Purchase Agreement or any action taken or to be taken in connection with the Seller's obligations contemplated therein, or which would materially impair the Seller's ability to perform under the terms of the Purchase Agreement.

         6. Nothing has come to our attention that would lead us to believe that, insofar as it relates to the characteristics of the Mortgage Loans, the real properties that secure such or the related borrowers or relates to the description of the Seller, the Prospectus (other than any accounting, financial or statistical information included therein, as to which no opinion is expressed), at the date of the Prospectus Supplement or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinions expressed herein are limited to the laws of the State of Delaware, the State of New York and the federal law of the United States.

         This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon without our express written consent.

                                            Very truly yours,

                                    EXHIBIT E

                               GUARANTY AGREEMENT

                                 (see attached)